THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY. NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.
Warrant No.: Comp. 6                           Number of Warrant Shares:  795,000
Date of Issuance: July 17,  2013                             (subject to adjustment)

______________________________________________________________________________________

PLURES TECHNOLOGIES, INC.
A Delaware Corporation
______________________________________________________________________________________

Common Stock Purchase Warrant (the “Warrant”)

Plures Technologies, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that Dobrinsky Management, Inc.  (the “Initial Holder”), or its registered assigns (the Initial Holder or such registered assigns shall be referred to as the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time on or after the Exercise Date and on or before the Expiration Date (as hereinafter defined), in whole or in part, the number of shares set forth above of the Company’s common stock, $0.001 par value per share (“Common Stock”), at an Exercise Price equal to $0.80 per share, subject to adjustments pursuant to Section 2 herein (the “Exercise Price”).  The shares purchasable upon exercise of this Warrant are sometimes hereinafter referred to as the “Warrant Shares”.  “Exercise Date” means any date subsequent to the issuance date hereof and prior to the Expiration Date on which the Registered Holder elects by written notice to the Company for this Warrant to become exercisable.

    The effectiveness and continuance of this warrant are governed by the terms of  a consulting agreement of even date herewith between  the Company and the Initial Holder (the “Consulting Agreement”) , pursuant to which this warrant was issued and by which it is governed.

    1.      Exercise.

       (a)           Manner of Exercise.  (i) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate in writing, accompanied by payment in full of the Exercise Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.  The Exercise Price may be paid by cash, check, or wire transfer in immediately available funds, or where a registration statement is in effect and otherwise permitted by law and provided that a public market for the Common Stock exists, through a “same day sale” commitment from the Registered Holder and a broker-dealer that is a member of the Financial Industry Regulatory Authority of Securities Dealers (a “FINRA Dealer”), whereby the Registered Holder irrevocably elects to exercise this Warrant and to sell a portion of the Warrant Shares so purchased to pay for the Exercise Price directly to the Company.

(ii)    At any time prior to the Expiration Date, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant Shares determined in accordance with this Section (a)(ii), by surrendering this Warrant at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of shares of Warrant Shares to be exchanged (the "Notice of Exchange") and the date on which the Holder requests that such Warrant Exchange occur (the “Exchange Date”). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to the Holder's Warrant certificate, shall be issued as of the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant certificate shall represent the right to subscribe for and acquire (i) the number of Warrant Shares (rounded to the next highest integer) equal to the product of (A) the number of Warrant Shares as to which the warrants are being exercised as specified by the Holder in its Notice of Exchange (the "Total Share Number") multiplied by (y), a fraction, the numerator of which is the Market Price (as defined herein) of the Common Stock less the Exercise Price of the Warrant Shares and the denominator of which is the Market Price per share of Common Stock. Solely for the purposes of this Section 1(a)(ii), Market Price shall be calculated on the date on which the form of election to exercise attached hereto is deemed to have been sent to the Company. For the purpose of this Section (a)(ii), the phrase "Market Price" at any date shall be deemed to be the (A) last reported sale price on the last trading day or, in case no such reported sale takes place on such day, the average last reported sale price for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, (B) if the Common Stock is not listed or admitted to trading on any national securities exchange but is listed or quoted upon the Nasdaq Stock Market (referred to hereinafter as "NASDAQ"), the closing bid price on the last trading day, or, in case no such reported bid takes place on such day, the average closing bid price for the last three (3) trading days, as furnished by NASDAQ or similar organization if NASDAQ is no longer reporting such information, or (C) if the Common Stock is not listed upon a principal exchange or quoted on NASDAQ, but quotes for the Common Stock are available in the OTC Bulletin Board or "pink sheets" the closing bid price on the last trading day, or, in case no such bid takes place on such day, the average closing bid price for the last three (3) trading days as furnished on the OTC Bulletin Board or any other reliable reporting service or (D) in the event the Common Stock is not traded upon a principal exchange and not listed on NASDAQ and quotes are not available on the OTC Bulletin Board or any other reliable reporting service, the price as determined in good faith by resolution of the Board of Directors of the Company.

       (b)           Effective Time of Exercise.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

       (c)           Delivery to Holder.  As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within seven (7) calendar days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i)           a certificate or certificates for the number of shares of Warrant Shares to which such Registered Holder shall be entitled, and

(ii)           in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

       (d)           Callable Provision.  The Warrants are not callable and may not be redeemed by the Company.

    2.       Adjustments.

       (a)           Stock Splits and Dividends.  If the outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, then the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If the outstanding shares of Common Stock shall be combined into a smaller number of shares, then the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

       (b)           Reclassification, Etc.  In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable after such consummation.

       (c)            Adjustment Certificate.  When any adjustment is required to be made in the Warrant Shares or the Exercise Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

    3.     Transfers.

       (a)           Unregistered Security.  Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration or qualification is not required.  Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

       (b)           Transferability.  Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company. The Company shall, upon receipt of a transfer notice and appropriate documentation, register any Transfer on the Company’s Warrant Register; provided, however, that the Company may require, as a condition to such Transfer, an opinion reasonably satisfactory to the Company that said Transfer does not require registration pursuant one or more exemptions provided under the Securities Act.

       (c)           Warrant Register.  The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.  Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

   4.        Expiration.  This Warrant (and the right to purchase securities upon exercise hereof) shall no more than two years from the date of issuance of this Warrant and is governed by the terms of the Consulting Agreement (the “Expiration Date”).

    5.        Notices of Certain Transactions.  In case:

       (a)           the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

       (b)           of any reclassification of the capital stock of the Company, or

       (c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company ((a), (b) and (c) of this Section 5 being referred to herein as a “Liquidation Event”), then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reclassification, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reclassification, dissolution, liquidation or winding-up) are to be determined.  Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.  Failure to so notify a holder shall not invalidate any such action.

    6.           Reservation of Stock.  The Company will at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and other similar Warrants. All of the shares of Common Stock issuable upon exercise of this Warrant and other similar Warrants, when issued and delivered in accordance with the terms hereof and thereof, will be duly authorized, validly issued, fully paid and non-assessable, subject to no lien or other encumbrance other than restrictions on transfer arising under applicable securities laws and restrictions imposed by Section 3 hereof.

    7.           Exchange of Warrants.  Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    8.           Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

    9.           Notices.  Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

    10.     No Rights as Stockholder.  Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

    11.     Representations of Registered Holder.  The Registered Holder hereby represents and acknowledges to the Company that:

       (a)           It understands that this Warrant and the Warrant Shares will be “restricted securities” as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected (it being acknowledged and agreed by the Company that the Warrant Shares constitutes “Registrable Securities”) or transfer can be made pursuant to appropriate exemptions;

       (b)           the Registered Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

       (c)           the Registered Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant and the Warrant Shares and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent the Registered Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws; and

       (d)           the Company may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares issued upon exercise of this Warrant:

“These securities have not been registered under the Securities Act of 1933, as amended.  They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

    12.          No Fractional Shares.  No fractional shares will be issued in connection with any exercise hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one such share on the date of exercise, as determined in good faith by the Company’s Board of Directors.

    13.          Amendment or Waiver.  Any term of this Warrant may be amended or waived upon written consent of the Company and the holder of this Warrant.

    14.          Headings.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

    15.   Governing Law.  This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its authorized officer as of the date first above written.

PLURES TECHNOLOGIES, INC.

Signed: s/ Glenn Fricano
By: Glenn Fricano
Title: President

Company Address:      Plures Technologies, Inc.
5279 Parkside Drive
Canandaigua, NY 14424
Fax:
Phone: (585) 905-0554
Attn:  CEO or President

EXHIBIT A

PURCHASE/EXERCISE FORM

To:           PLURES TECHNOLOGIES, INC. Dated:_________________

The undersigned holder, pursuant to the provisions set forth in the attached Warrant No. ___, hereby exercises the right to purchase (exchange) _________________ shares of Common Stock covered by such Warrant.  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise.  The undersigned holder intends that payment of the Exercise Price shall be made as:

a “Cash Exercise” with respect to _________________ Warrant Shares

b. “Exchange Exercise” with respect to _________________ Warrant Shares

2.           Payment of Exercise Price.  The Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 12 of the Warrant and by its signature below hereby makes such representations and warranties to the Company.

Signature:       _____________________________________

Name (print):  _____________________________________

Title (if applic.)_____________________________________

Company (if applic.):_________________________________

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Series A Warrant No. ___ with respect to the number of shares of Common Stock covered thereby set forth below, to:

Name of Assignee	Address/Fax Number	No. of Shares

Dated:   __________________           Signature:_____________________________

Witness:______________________________